UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MicroStrategy Incorporated

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials

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Your Vote Counts!
MICROSTRATEGY INCORPORATED
2023 Annual Meeting
Vote by May 23, 2023
11:59 PM EDT
MICROSTRATEGY INCORPORATED
ATTN: GENERAL COUNSEL
1850 TOWERS CRESCENT PLAZA
TYSONS CORNER, VA 22182
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You invested in MICROSTRATEGY INCORPORATED and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2023.
Get informed before you vote
View the Annual Report and Notice of Meeting & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually by Attending the Meeting*
Date: May 24, 2023
Time: 10:00 a.m., Eastern Daylight Time
Location:
Virtually at www.virtualshareholdermeeting.com/MSTR2023
*Please check the meeting materials for any special requirements for meeting attendance.
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Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect the following six (6) directors for the next year.
Nominees:
01) Michael J. Saylor 04) Jarrod M. Patten 02) Phong Q. Le 05) Leslie J. Rechan 03) Stephen X. Graham 06) Carl J. Rickertsen
For
2. To approve the MicroStrategy Incorporated 2023 Equity Incentive Plan.
For
3. To approve, on an advisory, non-binding basis, the compensation of MicroStrategy Incorporated’s named executive officers as disclosed in the Proxy Statement.
For
4. To recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years, or every year.
3 Years
5. Ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
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